SG UNLOCK FUNDING LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

UNLOK 2025-2

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“Saluda Grade Opportunities Fund LLC”). In connection with the securitization identified as (“UNLOK 2025-2”) (the “Securitization”), the reviews included 1) due diligence review on a total of 508 originated Home Equity Agreements (HEA) in the final population, and 2) title lien reviews on 308 seasoned HEAs in the final population. The due diligence review was conducted March 2022 to October 2025 on HEAs originated between March 2021 and August 2025.

The due diligence review consisted of a 22% random sample population of 508 HEAs out of 2276, with an aggregate HEA/draw balance of $65,972,010.00. The title lien review on seasoned HEAs consisted of 20% random sample population of 308 HEAs, with an aggregate investment amount of $47,529,124.00.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of HEA origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any HEAs outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a)	Investment Size <= Maximum Investment Payment
b)	Investment Size >= Minimum Investment Payment
c)	Total Home Finance < Total Home Finance Limit
d)	Maximum Unlock Percentage
e)	Maximum Term
f)	Property Criteria

g)

Property Condition Review (PCR) (if applicable)

h)	Documentation Supportive of Property Valuation Present
i)	Income Underwriting (if applicable)
j)	Property Condition
k)	Total Secured Senior Debt
l)	Credit Score
m)	Eligible Use
n)	Lien Position
o)	Credit Events
p)	Bankruptcies
q)	Citizenship
r)	Identity
s)	Home Insurance Policy
t)	Judgements

CREDIT DOCUMENTATION REVIEW

“Credit Document Review” means that Maxwell performed a re-underwriting review of HEAs to verify compliance with the applicable Guidelines in effect at the time of HEA origination and ensure the characteristics used by the underwriter are supported by the file documentation; and that any HEAs outside of those Guidelines contain legitimate and approved exceptions with compensating factors. The Credit Review attempted to confirm the following:

1.       Guidelines Review. Maxwell reviewed the HEA to determine if the HEA was originated in compliance with the applicable Guidelines. Maxwell re-underwrote the HEAs to the Guidelines provided

2.       Credit Review Documents

As part of the Credit Review, Maxwell reviewed the HEA file to confirm that the documents below, to the extent applicable to the HEA, are included in the HEA file and complete:

a)       Application

b)       Underwriting summary

c)       Lender Approval/may reside in File Worksheet

d)       Credit report including all mortgage pay histories

e)       Letters of Explanation (as required)

f)       Income/Employment documentation, if applicable

g)       Tax Transcripts, if applicable

h)       Asset documentation

i)       Home Insurance Policy

j)       Title Report

k)       Property Valuation present with property valuation tools provided in the file

Valuation Review

MaxDiligence performed a “Valuation Review,” which included the following:

1       Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic Appraisal Review

l)	Each Credit Review includes an “Appraisal Review,” which means that Maxwell performed a review of the property appraisal provided by Client in connection with the HEAs to do the following:
m)	Determine whether the appraised value is supported at or within a 10% variance based on an AVM Report or other third-party valuation product. If an AVM Report or other third-party valuation product is received but notes a variance above 10% or an inconclusive value, a field review was ordered.

n)

Determine whether the property meets Client-supplied eligibility requirements.

o)	Determine whether the appraisal is made on an “As Is” basis or provides satisfactory evidence of completion

p)

Review appraisal data for consistency with the HEA file documentation

q)

Validate that zoning is acceptable per Guidelines.

That process to arrive at a Starting Home Value was followed in a manner consistent with the Unlock Product Guidelines MaxDiligence applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

Compliance Review

Not applicable.

Title Lien Review

For the seasoned HEAs, MaxDiligence performed a Title Lien Review and ordered a post-closing title owner’s and encumbrance report for the total population, and the following review was performed:

Review Title Commitment/Policy/Search/O&E/Tax

a)	Validate Correct Vesting
b)	Validate Lien Position – Verified lien position from post-closing title owner’s and encumbrance report against the tape data; any variations were reviewed against the Lien Details information within the report.
c)	Validate Legal description
d)	Verify no Encumbrances
e)	Verify no Tax Liens
f)	Verify no Delinquent Taxes that impair lien position
g)	Verify no Cloud on Title caused by senior liens
h)	Cite junior liens including HOA, municipal, state or federal liens, which are not considered clouds on title when junior to the HEA.

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 93.11% of the HEAs received an overall grade “A”.

Final HEA Grades

Rating Agency Final Overall Grade Summary

Overall	# of HEAs	% of HEAs
A	473	93.11%
B	35	6.89%
C	0	0.00%
D	0	0.00%
Total	508	100.00%

Final Credit Grade Summary
Credit	# of HEAs	% of HEAs
A	473	93.11%
B	35	6.89%
C	0	0.00%
D	0	0.00%
Total	508	100.00%

Final Property Grade Summary
Property	# of HEAs	% of HEAs
A	508	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	508	100.00%

Final Compliance Grade Summary
Compliance	# of HEAs	% of HEAs
A	508	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	508	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One HEA may have carried more than one exception. In such cases, the exception with the lowest grade would drive the HEA grade for that particular area of the review. The overall HEA grade is the lowest grade for any one particular review scope (ex. a HEA with a Credit Grade of “A”, a Compliance Grade of a “B”, and a Property Grade of “A” would receive an overall HEA Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Approval/Underwriting Summary Deficient	2
		Approval/Underwriting Summary Not Provided	9
		Borrower 1 Credit Report is Missing	1
		Borrower 1 Executed 4506-T Missing	59
		Borrower 2 Citizenship Documentation Not Provided	2
		Borrower 2 Executed 4506-T Missing	2
		Borrower 4 Citizenship Documentation Not Provided	1
		Borrower Certification and Authorization Form Missing	53
		Citizenship Documentation Not Provided	56
		Collateral Rep and Warrant Relief Partially Provided	1
		Credit Documentation - Lien Documentation	23
		Credit Documentation - Mortgage History	2
		Credit Documentation - Non-borrowing Spouse Credit Report Missing	1
		Credit Profile - Mortgage Payment History	1
		Eligibility - Borrower Identity	2
		Eligibility - Trust Review Documentation	1
		Executed Exchange Agreement/Forward Sales Agreement Missing	4
		Final Settlement Statement Missing.	2
		Hazard Insurance - Other Insurance Missing	6
		Hazard Insurance Expiration Date is before the Note Date	1
		Hazard Insurance Policy is Missing	7
		Hazard Insurance Policy is Partial	123
		Income - Rental Property	1
		Liabilities - Payoff Missing	1
		Loan Package - 2nd Mortgage Note Missing	1
		No Credit Findings	194
		Potential Occupancy/Current Address Issues identified in the file	1
		Program Parameters - Guidelines Conformity	7
		Title - Insufficient Insurance Coverage	19
		Title - Lien Position	1
		Title Coverage is Less than Subject Lien(s) Total	4
		Title Document is Partially Present	12
		Total Credit Grade (A) Exceptions	600
Credit	B	Borrower 1 Executed 4506-T Missing	21
		Borrower 2 Executed 4506-T Missing	3
		Derogatory Credit Event - Bankruptcy History	1
		Hazard Insurance Policy is Missing	1
		Hazard Insurance Policy is Partial	6
		Program Parameters - Guidelines Conformity	2
		Program Parameters - Property Type	4
		Total Credit Grade (B) Exceptions	38
Property	A	Appraisal is Missing	2
		Missing Appraisal	2
		Missing Doc - 3rd Party Valuation Product/Missing	30
		No Property Findings	1
		The appraiser was not licensed (Primary Value)	1
		Value - AVM/BPO/Desk Review did not support Value within -10%	20
		Value - Field Review Supports Value within 10%	1
		Value - Value is supported within -10% of original appraisal amount	451
		Total Property Grade (A) Exceptions	508
Compliance	A	Missing HUD-1 Closing Statement	5
		Mortgage not properly executed	1
		No Compliance Findings	279
		No Compliance Tests performed HEI/HEA review	228
		Total Compliance Grade (A) Exceptions	513

TAPE INTEGRITY REVIEW RESULTS SUMMARY

MaxDiligence compared data fields on the bid tape provided by the Client to the data found in the actual HEA file as captured by MaxDiligence on the HEA diligence sample. MaxDiligence provided Client Data Discrepancy Reports which show the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Of the 508 HEAs reviewed, 145 unique HEA (by count) had a total of 259 different tape discrepancies across 17 data fields (some HEAs may have had more than one). A blank or zero value on the data tape when an actual value was captured by MaxDiligence was not treated as a data variance.

Field Label	HEAs With Discrepancy	Total Times Compared	% Variance
Assessors Parcel Number (APN)	23	508	4.53%
Borrower 1 Age at Application	14	508	2.76%
Calculated DSCR	3	11	27.27%
CLTV	1	508	0.20%
Consent of Spouse Doc Present in File?	11	508	2.17%
Cost Limit	3	508	0.59%
Cost Limit Basis	32	508	6.30%
Guideline CLTV	6	508	1.18%
Investment Percentage	14	508	2.76%
LTV	3	508	0.59%
Maintenance Addendum Doc Present in File?	7	508	1.38%
Maturity Date	76	508	14.96%
Occupancy	3	508	0.59%
Property Type	48	508	9.45%
Qualifying FICO	4	508	0.79%
Secured Debt	5	508	0.98%
Unlock Percentage	6	508	1.18%

Event Grade Definitions

Final HEA Grade
A	The HEA meets Client Guidelines
B	The HEA substantially meets published Client Underwriting Guidelines, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets Client Guidelines.
C	The HEA does not meet the Client Guidelines and/or violates one material applicable law or regulation, and/or the value and valuation methodology is not supported or did not meet Client Guidelines.
D	The HEA is missing documentation to perform a sufficient review.

Credit Event Grades
A	The HEA meets the Client Guidelines without any exceptions.
B	The HEA substantially meets the Client Guidelines, but reasonable compensating factors were considered and documented for exceeding Client Guidelines
C	The HEA does not substantially meet the Client Guidelines. There are not sufficient compensating factors that justify exceeding the Client Guidelines.
D	There was not sufficient documentation to perform a review, or the HEA file was not furnished.

Compliance Event Grades
A	The HEA is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon terms and are executed by all applicable parties.
B	The HEA is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon terms and are executed by all applicable parties. Client review required.
C	The HEA violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon HEA terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators HEA file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the HEA file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.